                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BIOCRYST PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            BIOCRYST PHARMACEUTICALS, INC.
                               2190 PARKWAY LAKE DRIVE
                                 BIRMINGHAM, AL 35244

                               NOTICE OF ANNUAL MEETING
                              OF STOCKHOLDERS TO BE HELD
                                     MAY 14, 1997


To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama on Wednesday, May 14, 1997 at 3:00 p.m., Central Daylight Time, for the following purposes:

    1. To elect four (4) directors to serve for a term of three years and until their successors are duly elected and shall be qualified.

    2. To approve amendments to the 1991 Stock Option Plan (the "1991 Plan") as more fully described in the accompanying Proxy Statement.

    3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 15, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof. The Meeting may be adjourned from time to time without notice other than announcement at the Meeting, and any business for which notice of the Meeting is hereby given may be transacted at any such adjournment. A list of the stockholders entitled to vote at the Meeting will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least ten (10) days prior to the Meeting at the principal executive offices of the Company in Birmingham, Alabama.

A copy of the Company's Annual Report on Form 10-K covering the year ended December 31, 1996 is enclosed, but is not deemed to be part of the official proxy soliciting materials. The Company's 1996 printed Annual Report will be mailed separately at a later date. Stockholders failing to receive a copy of the Annual Report on Form 10-K or the 1996 printed Annual Report may obtain one by writing to the Secretary of the Company at the address stated above.

Your attention is directed to the accompanying Proxy and Proxy Statement.



                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  John A. Montgomery, Ph.D., Secretary
Birmingham, Alabama
March 31, 1997


ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY DATE, SIGN AND RETURN THE ENCLOSED PROXY. A POSTAGE PREPAID ENVELOPE IS PROVIDED FOR MAILING. A PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT. IF YOU ATTEND THE MEETING, YOUR PROXY WILL NOT BE COUNTED WITH RESPECT TO ANY MATTER UPON WHICH YOU VOTE IN PERSON.

                            BIOCRYST PHARMACEUTICALS, INC.
                               2190 PARKWAY LAKE DRIVE
                                 BIRMINGHAM, AL 35244

                                   PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of BioCryst Pharmaceuticals, Inc. (the "Company") for the Annual Meeting of Stockholders of the Company to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama on Wednesday, May 14, 1997 at 3:00 p.m., Central Daylight Time, and any adjournment thereof (the "Meeting") and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the voting thereof, by giving written notice to the Company or by voting in person at the Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of any contrary directions, proxies received by the Board will be voted FOR the election of all nominees for director of the Company and FOR the amendments to the 1991 Stock Option Plan as described in this Proxy Statement and, with respect to such other matters as may properly come before the Meeting, in the discretion of the appointed proxies.

Only holders of record of the Company's common stock (the "Common Stock") as of the close of business on March 15, 1997 (the "Stockholders") will be entitled to
notice of and to vote at the Meeting.   At March 15, 1997, there were 13,770,632
shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters on which Stockholders may vote. There is no cumulative voting in the election of directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by "broker non-votes" (i.e., shares of Common Stock held in record name by brokers or nominees as to which a proxy is received and (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary power and (iii) the record holder had indicated that it does not have authority to vote such shares on that matter) generally will be treated as present for purposes of determining a quorum but as described below, such broker non-votes will not have any effect upon the election of directors at the Meeting.

The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock of the Company present in person or represented by proxy at the Meeting is necessary to elect the nominees for directors named in the Proxy Statement. Accordingly, abstentions and broker non-votes with respect to the election of directors will have no effect upon the election of directors at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or represented by proxy at the Meeting is necessary to amend the 1991 Stock Option Plan as described in the Proxy Statement. Accordingly, abstentions and broker non-votes with respect to the amendment to the 1991 Stock Option Plan will be the same as a vote against the proposal to amend the 1991 Stock Option Plan.

The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, telegraph or letter. The Company will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of the Common Stock. This Proxy Statement and the accompanying form of proxy card are first being mailed to Stockholders on or about March 31, 1997.

1. ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides that the number of directors shall be determined by resolution of the Board but shall consist of not less than six (6) nor more than twelve (12) members. The Board has by resolution established the number of directors of the Company at ten (10). It is proposed to elect four (4) directors to serve until the annual meeting of stockholders in 2000 and until their successors have been duly elected and qualified. Proxies cannot be voted for more than four persons. It is intended that shares represented by the Board's proxies will be voted for the election of the four persons listed for terms expiring in 2000:


                                                                                        SERVED AS
                                                                                         DIRECTOR
     NAME                       AGE         POSITION(S) WITH THE COMPANY                   SINCE
        NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2000
J. Claude Bennett, M.D.            63    President, Chief Operating Officer and Director     1997
Zola P. Horovitz, Ph.D.            62    Director                                            1994
William M. Spencer, III            76    Director                                            1986
Randolph C. Steer, M.D., Ph.D.     47    Director                                            1993

The following persons shall continue to serve as Directors for the terms indicated:



DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF  STOCKHOLDERS IN 1998
Charles E. Bugg, Ph.D.             55    Chairman, Chief Executive Officer and Director      1993
John A. Montgomery, Ph.D.          72    Executive Vice President, Secretary, Chief
                                         Scientific Officer and Director                     1989
Edwin A. Gee, Ph.D.                77    Director                                            1993



DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING OF  STOCKHOLDERS IN 1999
William W. Featheringill           54    Director                                            1995
Lindsay A. Rosenwald, M.D.         41    Director                                            1991
Joseph H. Sherrill, Jr.            56    Director                                            1995


J. CLAUDE BENNETT, M.D. was named President and Chief Operating Officer in December 1996 and elected a Director in January 1997. Prior to joining the Company, Dr. Bennett was President of The University of Alabama at Birmingham ("UAB") from October 1993 to December 1996 and Professor and Chairman of the Department of Medicine of UAB from January 1982 to October 1993. Dr. Bennett served on the Company's Scientific Advisory Board from 1989-96. He also serves on the visiting committee of Harvard Medical School and is currently President of the Association of American Physicians and a member of the Board of Governors of the Magnuson Clinical Center of the National Institutes of Health. He also continues to hold the position of Distinguished University Professor Emeritus at UAB.

ZOLA P. HOROVITZ, PH.D. was elected a Director in August 1994. Dr. Horovitz was Vice President of Business Development and Planning at Bristol-Myers Squibb from 1991 until his retirement in April 1994 and previously was Vice President of Licensing at the same company from 1990 to 1991. Prior to that he spent over 30 years with The Squibb Institute for Medical Research, most recently as Vice President Research, Planning, & Scientific Liaison. He is presently an independent consultant in pharmaceutical sciences and business development. He serves on the Boards of Directors of Avigen, Inc., Clinicor Inc., Diacrin, Inc., Magainin Pharmaceuticals, Inc., Procept Corporation, Roberts Pharmaceutical Corporation and Synaptic Pharmaceutical Corp.

WILLIAM M. SPENCER, III has been a Director of the Company since its inception. Mr. Spencer, who is retired, is also a private investor in Birmingham, Alabama. He served as Chairman of the Board of BioCryst from its founding in 1986 until April 1992. He co-founded and operated Motion Industries from 1946 through its merger into Genuine Parts Company in 1976. He has founded several businesses and has served on the Board of Directors of numerous private corporations.

RANDOLPH C. STEER, M.D., PH.D. was elected a Director in February 1993.
Dr. Steer has been active as a consultant to biotechnology and pharmaceutical companies since 1989. Dr. Steer serves on the Board of Directors of Techne Corporation.

CHARLES E. BUGG, PH.D. was named Chairman of the Board, Chief Executive Officer and Director in November 1993 and President in January 1995. Prior to joining the Company, Dr. Bugg had served as the Director of the Center for Macromolecular Crystallography, Associate Director of the Comprehensive Cancer Center and Professor of Biochemistry at The University of Alabama at Birmingham ("UAB") since 1975. He was a Founder of BioCryst and served as the Company's first Chief Executive Officer from 1987-1988 while on a sabbatical from UAB.
Dr. Bugg also served as Chairman of the Company's Scientific Advisory Board from January 1986 to November 1993. He continues to hold the position of Professor Emeritus in Biochemistry and Molecular Genetics at UAB, a position he has held since January 1994.

JOHN A. MONTGOMERY, PH.D. has been a Director since November 1989 and has been Executive Vice President, Secretary and Chief Scientific Officer since joining the Company in February 1990. Dr. Montgomery was a Founder of BioCryst. Prior to joining the Company, Dr. Montgomery served as Senior Vice President of Southern Research Institute ("SRI") of Birmingham from January 1981 to
February 1990. He continues to hold the position of Distinguished Scientist at SRI, a position he has held since February 1990.

EDWIN A. GEE, PH.D. was elected a Director in August 1993. Dr. Gee, who retired in 1985 as Chairman of the Board and Chief Executive Officer of International Paper Company, has been active as an executive in biotechnology, pharmaceutical and specialty chemical companies since 1970. He serves as the Chairman of Oncogene Science, Inc., one of the leading biotechnology companies for the diagnosis and treatment of cancer.

WILLIAM W. FEATHERINGILL was elected a Director in May 1995. Mr. Featheringill is Chairman, since June 1995, of Electronic Healthcare Systems, a software company, and President, Chief Executive Officer and director, since 1973, of Private Capital Corporation, a venture capital management company. Mr. Featheringill was Chairman and Chief Executive Officer of MACESS Corporation, which designs and installs paperless data management systems for the managed care industry, from 1988 to November 1995. MACESS Corporation merged with Sungard Data Systems in late 1995. From 1985 to December 1994, Mr. Featheringill was the developer, Chairman and President of Complete Health Services, Inc., a health maintenance organization which grew, under his direction, to become one of the largest HMOs in the southeastern United States. Complete Health Services, Inc. was acquired by United HealthCare Corporation in June 1994. Mr. Featheringill is a director of Citation Corporation.

LINDSAY A. ROSENWALD, M.D. has been a Director of the Company since
December 1991. Dr. Rosenwald is President and Chairman of The Castle Group, Ltd., a medical venture capital and merchant banking firm, and is also President and Chairman of Paramount Capital, Inc., an investment banking firm specializing in the health sciences industry. From June 1987 to February 1992, he served in various capacities at the investment banking firm of D. H. Blair & Co., where he ultimately became a Managing Director of Corporate Finance and manager of their Health Care Services Group. He is Chairman of the Board of Interneuron Pharmaceuticals, Inc., which he co-founded in 1988, and a director of Sparta Pharmaceuticals, Inc., Atlantic Pharmaceuticals, Inc., Ansan, Inc., Xenometrix, Inc., Neose Technologies, Inc., Titan Pharmaceuticals, Inc., Avigen, Inc. and VIMrx Pharmaceuticals, Inc.

JOSEPH H. SHERRILL, JR. was elected a Director in May 1995. Mr. Sherrill served as President of R. J. Reynolds ("RJR") Asia Pacific, based in Hong Kong, where he oversaw RJR operations across Asia, including licensing, joint ventures and a full line of operating companies from August 1989 to his retirement in October 1994. Prior management positions with RJR include Senior Vice President of Marketing for R.J. Reynolds International, President and Chief Operating Officer of R.J. Reynolds Tabacos de Brazil, and President and General Manager of R.J. Reynolds Puerto Rico. Mr. Sherrill also serves as a member of the Board of Directors of Savers Life Insurance Company.

Should any nominee be unable or unwilling to accept election, it is expected that the proxies will vote for the election of such other person for the office of director as the Board may then recommend. The Board has no reason to believe that any of the persons named will be unable to serve or will decline to serve if elected.

COMMITTEES OF THE BOARD

The Company has an Audit Committee, consisting of Messrs. Featheringill, Gee and Spencer, which is responsible for the review of internal accounting controls, financial reporting and related matters. The Audit Committee also recommends to the Board the independent accountants selected to be the Company's auditors and reviews the audit plan, financial statements and audit results. The Audit Committee held two meetings during 1996.

The Company also has a Compensation Committee (the "Compensation Committee") consisting of Messrs. Featheringill, Gee, Rosenwald (effective October 1996), Spencer and Steer (through May 1996). The Compensation Committee is responsible for the annual review of officer compensation and other incentive programs and is authorized to award options under the Company's 1991 Stock Option Plan (the "1991 Option Plan"). The Compensation Committee held one meeting during 1996.

The Company has a Nominating Committee, effective February 1997, comprised of all outside directors with terms not expiring in the current year for which the Nominating Committee will be nominating persons for election or re-election as directors.

During 1996, the Board held eleven (11) meetings. Each member of the Board attended at least 75% of the meetings of the Board and of the committees of the Board of which he is a member, except that Mr. Rosenwald was absent from five
(5) of the 15 Board and committee meetings during 1996.

DIRECTOR COMPENSATION

Directors do not receive a fee for attending Board or committee meetings. Outside directors are reimbursed for expenses incurred in attending Board or committee meetings and while representing the Company in conducting certain business. Individuals who first become non-employee Board members on or after March 3, 1994, at the time of commencement of Board service, receive a grant of options to purchase up to 25,000 shares pursuant to the automatic option grant program under the Company's 1991 Stock Option Plan, and, under the Company's 1991 Stock Option Plan each non-employee director, including those persons presently serving as directors, will receive grants of options to purchase 25,000 additional shares of Common Stock every four years while they continue to serve as directors. This Proxy Statement contains a proposal to increase the size of each such automatic grant to 40,000 shares and to make a special one-time grant to those directors not scheduled to receive a periodic automatic option grant at the conclusion of the 1997 Meeting so as to equalize the rate at which they vest options with those directors scheduled to receive a grant at the end of the 1997 Meeting. See "Amendment of 1991 Stock Option Plan.". All current outside directors of the Company have received options to purchase 25,000 shares of Common Stock. These options vest 25% after one year and 1/48 per month thereafter until fully vested after four years, except that Dr. Gee's option, which was granted prior to March 3, 1994, vested over a two-year period. Dr. Horovitz and Dr. Steer also serve as consultants to the Company for a quarterly fee of $4,000 each.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Mr. Featheringill, Dr. Gee, Dr. Rosenwald (effective October 1996), Mr. Spencer and Dr. Steer (through May 1996). Certain members of the Compensation Committee are parties to transactions with the Company. In March 1996, the Company sold an aggregate of 1,000,000 shares of Common Stock at a purchase price of $8.00 per share to a group of investors, including William W. Featheringill (235,000 shares), William M. Spencer, III (80,000 shares) and Joseph H. Sherrill, Jr. (25,000 shares), who are Directors of the Company, and John P.K. Featheringill (77,500 shares), the brother of William W. Featheringill. William M. Featheringill is the beneficial owner of 65,000 of the shares purchased by John P.K. Featheringill. See "Certain Transactions."

2. AMENDMENT OF 1991 STOCK OPTION PLAN

GENERAL

The Company's 1991 Stock Option Plan was originally adopted by the Board in November 1991 and subsequently approved by the stockholders. Such plan was amended and restated by the Board in February 1993, and such amendments and restatement were approved by the stockholders on April 16, 1993. The Board further restated such plan in its entirety on February 8, 1994 effective on such date, subject to stockholder approval which was obtained on March 1, 1994.
Also, the Board amended such plan on August 18, 1994 and March 16, 1995, subject to stockholder approval which was obtained on May 30, 1995. The 1991 Stock Option Plan as presently restated is referred to hereinafter as the "1991 Plan."

The 1991 Plan contains two separate option grant programs: (i) a discretionary option grant program (the "Discretionary Program"), under which eligible individuals may, at the discretion of the administrator of the Plan, which is now the Compensation Committee , be granted options to purchase shares of Common Stock at an exercise price determined by the Committee at the time of grant, and
(ii) an automatic option grant program (the "Automatic Program"), under which options to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of the option shares (i.e., the last reported sales price on the Nasdaq National Market) on the grant date will automatically be granted to the non-employee members of the Board upon their election or appointment.
The options granted under the Discretionary Program may be designated either as incentive stock options which are designed to meet the requirements of Section 422 of the Code, or as non-statutory options. All grants under the Automatic Program will be non-statutory options.

Up to 2,000,000 shares of Common Stock are presently authorized and reserved for issuance under the 1991 Plan. No individual may be granted stock options for more than 1,000,000 shares over the remaining term of the 1991 Plan. Shares will be made available for issuance under the 1991 Plan either from the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased on the open market. The shares of Common Stock subject to outstanding options which expire or terminate prior to exercise may become the subject of subsequent option grants under the 1991 Plan. The Compensation Committee has the authority to effect the cancellation of outstanding options under the 1991 Plan in return for the grant of new options for the same or a different number of option shares. It is anticipated that the exercise price in effect under any new option will be less than the exercise price in effect under the canceled option.

DISCRETIONARY PROGRAM

The Discretionary Program is administered by the Compensation Committee. The Compensation Committee has complete discretion to determine which eligible individuals are to receive option grants under the Discretionary Program, the number of shares subject to each such grant, the designation of the granted option as either an incentive option or a non-statutory option, the vesting schedule to be in effect for the option grant and the maximum term for which the granted option is to remain outstanding. The individuals eligible to receive option grants under the Discretionary Program are limited to key employees (including officers and directors), independent contractors and consultants of the Company or its parent or subsidiary corporations. Non-employee Board members presently are only eligible to receive grants under the Automatic Program.

Under the Discretionary Program, the option price shall not be less than (i) 100% of the fair market value of the option shares on the grant date for incentive stock options, and (ii) 85% of the fair market value of the option shares on the grant date for non-statutory options. No option may be granted with a term exceeding ten years; however, each such option may be subject to earlier termination within a designated period following the optionee's cessation of service with the Company. Options are not assignable or transferable by the optionee except by will or the laws of inheritance following the optionee's death. The optionee will not acquire any stockholder rights with respect to the option shares until the option is exercised and the purchase price is paid for the shares of Common Stock.

In the event the Company should be acquired, whether by merger or asset sale (a "Corporate Transaction"), each option outstanding at such time under the Discretionary Program will automatically become exercisable for all of the option shares subject at that time to such option, and may be exercised for any or all of such shares. However, an outstanding option will not so accelerate if (i) such option is to be assumed by the successor corporation or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or its parent, (ii) such option is to be replaced by a comparable cash incentive program of the successor corporation or its parent, or
(iii) the acceleration of such option is subject to other limitations imposed by the Compensation Committee or prior plan administrator at the time of grant.
Any unvested shares outstanding under the Discretionary Program will automatically vest in full upon the effective date of such an acquisition of the Company, unless such accelerated vesting is precluded in whole or in part by the agreements evidencing the issuance of those unvested shares. The Compensation Committee has the discretion to provide for the immediate acceleration of any options assumed or replaced in the Corporate Transaction, or the immediate vesting of any unvested shares subject to repurchase rights that were assigned in the Corporate Transaction, upon the subsequent termination of the optionee's service following the Corporate Transaction.

The Compensation Committee also has full power and authority, exercisable in connection with a hostile change in control of the Company (whether by a hostile tender offer for more than 50% of the outstanding voting stock or a proxy contest for the election of Board members or otherwise), to provide for the automatic acceleration or one or more options outstanding under the Discretionary Program so that each such option will become exercisable, immediately prior to such change in control, for the total number of shares of Common Stock at the time subject to such option. In addition, the Compensation Committee may condition any such option acceleration upon the subsequent termination of the optionee's service within a specified period following the hostile change in control of the Company.

Stock appreciation rights may be granted in tandem with options granted under the Discretionary Program. Such rights will allow the holders to surrender the underlying options to the Company in return for payment, in cash or shares of Common Stock, equal in amount to the excess of (A) the fair market value (on the surrender date) of the number of vested shares for which the surrendered option is at the time exercisable over (B) the aggregate exercise price payable for such shares. Limited stock appreciation rights may also be granted to one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws. In the event of a hostile takeover, each option with such a limited stock appreciation right in effect for at least six months may be surrendered to the Company, to the extent such option is exercisable for vested shares, in return for a cash distribution from the Company equal to the tender offer price per share of Common Stock at the time subject to the canceled option, less the option exercise price for each such share.

AUTOMATIC PROGRAM

Under the Automatic Program, at present each individual who first becomes a non-employee Board member after the date on which the Underwriting Agreement for the initial public offering of the Company's Common Stock was executed (March 3, 1994) (the "Underwriting Execution Date"), whether through election by the Company's stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant with respect to 25,000 shares of Common Stock. Each option granted under the Automatic Program will have an exercise price equal to 100% of the fair market value of the Common Stock on the automatic grant date and a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service. The grant will become exercisable (i) for 25% of the option shares after one year from the automatic grant date, and (ii) for 1/48th of the remaining option shares for each month thereafter. However, the option will become immediately exercisable for all of the shares at the time subject to such option in the event of an acquisition of the Company by merger or asset sale or a hostile take-over of the Company by tender offer for more than 50% of the outstanding voting stock or proxy contest for Board membership.

In the event that more than 50% of the Company's outstanding voting stock were to be acquired pursuant to a hostile tender offer, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company, whether or not exercisable for vested shares, in return for a cash distribution from the Company equal to the tender offer price per share of Common Stock at the time subject to the canceled option, less the option exercise price for each such share.

OTHER PROVISIONS

In the event any change is made to the Common Stock issuable under the 1991 Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1991 Plan, (ii) the maximum number and/or class of securities for which an individual may be granted options over the remaining term of the 1991 Plan,
(iii) the number and/or class of securities and price per share in effect under each outstanding option, and (iv) the number and/or class of securities per non-employee Board member for which option grants will subsequently be made under the Automatic Program.

The Board may amend or modify the 1991 Plan at any time, provided that no such amendment or modification may adversely affect the rights and obligations of the participants with respect to their outstanding options or unvested shares without their consent. In addition, no amendment of the 1991 Plan may, without the approval of the Company's stockholders, (i) materially increase the benefits accruing to participants, (ii) modify the class of individuals eligible for participation or (iii) materially increase the number of shares available for issuance, the number of shares for which non-employee Board members may receive automatic option grants or the number of shares for which any individual may be granted options over the remaining term of the 1991 Plan, except in the event of certain changes to the Company's capital structure. The 1991 Plan will terminate on November 22, 2001, unless sooner terminated by the Board.

DESCRIPTION OF PROPOSED AMENDMENTS

The Board has amended and restated the 1991 Plan in its entirety, effective March 3, 1997 (the "Effective Date") subject to approval by the Company's Stockholders at the Meeting. The full text of the 1991 Plan as it is proposed to be amended and restated is set forth in Exhibit A to this Proxy Statement. The amendment and restatement incorporates amendments to the 1991 Plan previously adopted by the stockholders. In addition, the 1991 Plan, as amended and restated, would amended in the following respects (the "Amendments"):

         (i) The Automatic Program would be amended to provide that the automatic grants to non-employee directors be increased from 25,000 shares to 40,000 shares for both the initial grant and the periodic grant and that a special grant of 7,500 shares vesting monthly over two years be granted upon adoption of this amendment to those directors due their first periodic grant in 1999 and 3,750 shares vesting monthly over one year be granted upon adoption of this amendment to those directors due their first periodic grant in 1998. The purpose of these special one-time grants is to equalize the rate at which options vest to directors who are not scheduled to receive a periodic grant under the Automatic Program of the 1991 Plan immediately following the 1997 Meeting of Stockholders until the next periodic grant to those directors with the rate at which options will vest to directors who are scheduled to receive a periodic grant under the Automatic Program of the 1991 Plan immediately following the 1997 Meeting. No grant made pursuant to the amendment to the Automatic Program will become exercisable unless the proposed amendments to the 1991 Plan are approved by the Company's stockholders at the Meeting. All grants of options made under the proposed amendment to the Automatic Program shall be subject to the terms and conditions, and shall become exercisable in accordance with the provisions, described above under the caption "Automatic Program."

         (ii) The total number of shares of Common Stock of the Company authorized to be issued under the 1991 Plan will be increased by 1,000,000 shares to a total of 3,000,000 shares. The 1991 Plan presently permits the administrator of the 1991 Plan to permit options to be exercised prior to becoming vested, provided that the Company retains the right to repurchase (under the circumstances specified in the 1991
         Plan) the shares which were permitted to be purchased prior to the option to acquire such shares becoming vested at the option price for such shares. The Amendments provide that, in determining the number of shares available for issuance under the 1991 Plan, any shares which are subsequently repurchased under such circumstances shall become available for reissuance under the 1991 Plan.

         (iii) The 1991 Plan presently provides that no individual may receive stock options during the term of the 1991 Plan with respect to more than 1,000,000 shares. The Amendments would amend the 1991 Plan to provide that in computing such limitation, stock options granted prior to the date the Common Stock of the Company was first registered under
         Section 12 of the Securities Exchange Act of 1934 (the "Section 12(g) Registration Date"), i.e., the date of the Company's initial public offering in March 1994, would not be taken into account. If the Amendments are adopted, options to acquire the following number of shares of Common Stock previously issued to the following people and groups under the 1991 Plan would not be counted in determining the maximum number of options to acquire shares which may be issued to such persons or groups under the 1991 Plan:
         Charles E. Bugg, 237,500 shares; John A. Montgomery, 77,500 shares; Ronald E. Gray, 45,000 shares; Executive Group, 360,000 shares; Non-Executive Director Group, 75,000 shares; and Non-Executive Officer Group, 247,948 shares.

         (iv) The Amendments also amend the 1991 Plan to permit non-employee directors of the Company (or any subsidiary or parent of the Company) to receive grants of stock options under the Discretionary Program. Such non-employee directors are currently not eligible for grants under the Discretionary Program.

         (v) The Amendments also revise certain provisions of the 1991 Plan which were included in order to assure compliance of the 1991 Plan with Rule 16b-3 under the Securities Exchange Act of 1934, but which provisions are no longer required in order for the 1991 Plan to comply with Rule 16b-3. The provisions eliminated include the requirement that in event of a "Hostile Take-Over" (as defined in the 1991 Plan) that options with limited stock appreciation rights must have been in effect for at least six (6) months before they are eligible to be surrendered for a cash payment equal to the difference between the "Take-Over Price" (as defined in the 1991 Plan) and the exercise price of such options (see Part V. of Article Two of the 1991 Plan, as proposed to be amended and restated by the Amendments, a copy of which is attached as Exhibit A to this Proxy Statement), and revising the definition of "Hostile Take-Over" to eliminate from the definition the requirement that more than 50% of the securities acquired by the acquiring person or related group of persons in the tender or exchange offer be accepted from holders other than officers and directors of the Company subject to the "short-swing" profit restrictions of Section 16(b) of the Securities Exchange Act of 1934. The Amendments also amend the 1991 Plan by authorizing the board to establish a separate committee consisting of at least two or more non-employee board members to administer the Discretionary Program with respect to persons eligible to participate in the program who are not subject to the provisions of Section 16 of the Securities Exchange Act of 1934, or to administer such portion of the Discretionary Program itself. The Amendments also eliminate the requirement that the Automatic Program may not be amended more frequently than every six
         (6) months.

         (vi) The Amendments also revise the provisions of the 1991 Plan governing its future amendment. As presently in effect, the 1991 Plan requires the approval of certain amendments to the 1991 Plan by the stockholders of the Company. This provision is similar to provisions which were formerly contained in Rule 16b-3 under the Securities Exchange Act of 1934. These provisions have been deleted from Rule 16b-3, and the Amendments make a comparable revision to the 1991 Plan. As amended, the 1991 Plan allows the Board to make all future amendments to the 1991 Plan without approval by the stockholders of the Company. Such future amendments to the 1991 Plan may, however, be subject to the stockholder approval requirements of any then applicable laws or regulations.

         (vii) The 1991 Plan also provides that no stock option may be sold or transferred, except by the laws of descent and distribution. While current federal income tax law would restrict the transferability of incentive stock options, such law does not restrict the transferability of non-statutory options, and there may be valid estate planning reasons for a participant to transfer a non-statutory option to members of such participant's immediate family (or related parties). Accordingly, the Amendments amend the 1991 Plan to provide that non-statutory options may, in the discretion of the committee then charged with administration of the applicable portion of the Discretionary Program of the 1991 Plan with respect to options under the Discretionary Program and in the discretion of the participant with respect to options under the Automatic Program, be transferred by a participant to a member of the participant's immediate family or to a trust for the benefit of such family members.

         (viii) The Amendments also eliminate certain provisions of the 1991 Plan which were applicable prior to the Company's initial public offering, but which are no longer applicable with respect to the 1991 Plan, and specify the effective date of the 1991 Plan as proposed to be amended and restated.

As a result of the amendment of the 1991 Plan with respect to the Automatic Program, the following directors will be granted options, which options will become exercisable in accordance with the terms of the 1991 Plan upon approval of the amendments to the 1991 Plan by the stockholders at the Meeting:

                             NEW PLAN BENEFITS (1)

                                                           NUMBER OF
                        NAME AND POSITION                    UNITS
Edwin A. Gee                                               40,000(2)
Randolph C. Steer, Ph.D., M.D.                             40,000(2)
William W. Featheringill                                    7,500
Joseph H. Sherrill, Jr.                                     7,500
Zola P. Horovitz, Ph.D.                                     3,750
Lindsay A. Rosenwald, M.D,                                  3,750
William M. Spencer, III                                     3,750

    _____________
    (1) Other than the options listed, no other options are determinable at this time.

    (2) Options to acquire 25,000 shares of Common Stock would be automatically granted under the terms of the 1991 Plan without the proposed amendment to increase the number of such shares to 40,000.

The number of units awarded under the 1991 Plan to the chief executive officer and the four other most highly compensated officers of the Company during the last fiscal year is described more fully under the caption "Executive Compensation - Option Grants in 1996." The number of units awarded under the 1991 Plan to the Executive Group, the Non-Executive Director Group and the Non-Executive Officer Group during the last fiscal year was 198,800, none and 103,740, respectively. In addition, as described below in "Board Compensation Committee Report on Executive Compensation - Chief Executive Officer," Dr. Bugg will receive an additional option for 50,000 shares upon the adoption of the Amendments.

As of the date of this Proxy Statement, options to purchase 1,793,801 shares of Common Stock have been granted and are outstanding under the 1991 Plan and 67,396 shares of Common Stock were available for future option issuance under the 1991 Plan. The weighted average exercise price of outstanding options is $7.15 per share.

THE BOARD OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1991 PLAN.

FEDERAL INCOME TAX CONSEQUENCES

Recipients of incentive stock options will not realize income at the time of grant. If an optionee does not dispose of shares purchased pursuant to the exercise of an incentive stock option under Section 422 of the Code within two years after the date of grant of such option or within one year after the date such shares are transferred to him, (i) the optionee will be deemed to receive no taxable income when the shares are transferred to him, but the amount by which the value of the stock at the time of exercise exceeds the option price will be an item of tax preference which may be subject to the alternative minimum tax in the year in which the option is exercised, (ii) the Company (or the optionee's employer corporation) can take no tax deduction as a business expense on account of the transferred shares, and (iii) no amount other than the option price is considered to be received by the Company for such shares. Any gain or loss recognized upon the disposition of such shares by the optionee after the two-year and one-year periods described above will be treated as long-term capital gain or loss if the shares are a capital asset in his hands. Recipients of non-statutory stock options, and recipients of incentive stock options who disposed shares purchased pursuant to the exercise of incentive stock options within two years after the date of grant of such options or within one year after the transfer of shares to the optionee, will not realize income, nor will the Company (or the recipient's employer corporation) receive a deduction, at the time of grant. Ordinary income will be realized by an optionee upon exercise of a non-statutory stock option. The amount of such income will be the difference between the option price and the fair market value of the shares on the date of exercise. Such ordinary income will be taxed to the optionee at the applicable individual marginal rate. The Company (or the optionee's employer corporation) will be entitled to a deduction at the same time and in the same amount as an optionee is considered to have realized ordinary income as described above, subject to the condition that (i) such income constitutes reasonable compensation for federal income tax purposes and
(ii) the Company (or the recipient's employer corporations) applies with applicable reporting requirements with respect to the optionee under the code. When an optionee disposes of shares acquired upon exercise of a non-statutory stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as capital gain if the shares are a capital asset in the optionee's hands and will be long-term or short-term, depending on the holding period of the shares. The holding period commences on the date of exercise of the option. If the amount received on sale is less than the fair market value on exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares. Special rules apply with respect to the exercise of non-statutory stock options and the disposition of shares so acquired by optionees who are subject to
Section 16(b) of the Securities Exchange Act of 1934.

                                EXECUTIVE COMPENSATION

The following table ("Summary Compensation Table") sets forth the annual and long-term compensation paid by the Company during the 1996, 1995 and 1994 fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers whose annual salary and bonus for the 1996 fiscal year exceeded $100,000 (collectively the "Named Executive Officers"):


                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                                                               ------------------
                                                   ANNUAL COMPENSATION                          AWARDS-SECURITIES
                                                   -------------------           OTHER ANNUAL       UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR       SALARY           BONUS          COMPENSATION      COMPENSATION
---------------------------           ----       ------           -----          ------------      ------------
Charles E. Bugg, Ph.D.                1996    $  212,808        $50,000(1)         1,959(2)            50,000
Chairman and                          1995       207,000         50,000(1)             0              100,000
Chief Executive Officer               1994       200,000         50,000(1)             0              200,000

J. Claude Bennett                     1996           800(3)           0                0              103,000
President and Chief Operating         1995             0              0                0                    0
Officer                               1994             0              0                0                8,000

John A. Montgomery, Ph.D.             1996       133,656              0                0               12,000
Executive Vice President, Secretary   1995       130,008              0                0               11,000
and Chief Scientific Officer          1994       109,833              0                0               11,000

Ronald E. Gray                        1996       109,088              0            1,959(2)             5,400
Chief Financial Officer, Treasurer    1995        98,520              0                0               11,000
and Assistant Secretary               1994        95,054              0                0               11,000

John L. Higgins                       1996       136,896              0            1,959(2)            28,400
Vice President, Corporate             1995       103,728              0                0               50,000
Development                           1994        22,046(4)           0            1,050(5)            23,500

----------------------
(1) Paid pursuant to an Employment Agreement dated November 19, 1993 between the Company and Dr. Bugg. See "Executive Compensation - Employment Agreements."

(2)  Represents the Company contribution to the 401(k) Plan.

(3) Paid pursuant to an Employment Agreement dated December 19, 1996 between the Company and Dr. Bennett. Dr. Bennett will be paid an annual salary of $220,000 in 1997. See "Executive Compensation - Employment Agreements."

(4) Mr. Higgins joined BioCryst in August 1994 and became an executive officer in July 1995.

(5)  The other annual compensation represents reimbursed moving expenses.

EMPLOYMENT AGREEMENTs

Charles E. Bugg, Ph.D. entered into an employment agreement with the Company on November 19, 1993 (the "Bugg Agreement"). Under the terms of the Bugg Agreement, Dr. Bugg will serve as Chairman of the Board of Directors and Chief Executive Officer of the Company. Dr. Bugg will receive annual compensation of $200,000 and a discretionary bonus of $50,000. The Board may, in its discretion, grant other cash or stock bonuses to Dr. Bugg as an award or incentive. Dr. Bugg is also entitled to all employee benefits generally made available to executive officers. Dr. Bugg may, if he desires, also hold positions at The University of Alabama at Birmingham, provided that he does not devote more than ten percent of his time to such activities. The term of the Bugg Agreement is for three years unless terminated (i) by the Company for cause or (ii) upon the permanent disability of Dr. Bugg. A new three-year employment agreement was signed on December 17, 1996 under basically the same terms as the previous Bugg Agreement, except that Dr. Bugg's annual salary was raised to $245,000 commencing January 1, 1997 and the grant of the initial option to purchase 200,000 shares is not applicable to the new agreement.

Pursuant to the Bugg Agreement, Dr. Bugg received in December 1993 an option to purchase 200,000 shares of Common Stock of the Company at $6.00 per share under the Company's 1991 Stock Option Plan, which became exercisable upon the consummation of the Company's initial public offering in March 1994. Dr. Bugg will also receive, on the last day of each year during the term of the Bugg Agreement, an additional option to purchase between 25,000 and 100,000 shares of Common Stock of the Company under the Company's 1991 Stock Option Plan. The exact number of shares will be determined by the plan administrator, which is presently the Compensation Committee, based on Dr. Bugg's performance and the results of operations of the Company during such year. Dr. Bugg received an option to purchase 50,000 shares of common stock at the end of 1996, with an additional 50,000 shares of common stock to be granted in May 1997 after the 1991 Stock Option Plan is amended, and 100,000 shares of common stock at the end of each of 1995 and 1994.

Dr. Bugg will receive an additional stock option to purchase 100,000 shares of Common Stock under the Company's 1991 Stock Option Plan upon BioCryst's submission to the FDA of any new drug application and another additional stock option to purchase 100,000 shares of Common Stock under the Company's 1991 Stock Option Plan upon the final approval by the FDA of each such new drug application. The exercise price shall be the fair market value of the Company's Common Stock on the date such additional stock option is granted. These additional stock options will vest 25% one year after the date of issuance and the remaining 75% will vest at the rate of 1/48 per month thereafter.

The options may be exercised immediately in the event of a merger or acquisition of the Company. The options may be exercised within 24 months of Dr. Bugg's death or permanent disability. In the event Dr. Bugg's employment is terminated for cause he may exercise the options within three months of the date of such termination to the extent such options were exercisable immediately prior to such termination. In the event Dr. Bugg's employment is terminated for a reason other than cause, death or permanent disability, the options then outstanding shall become immediately exercisable in full.

All options granted to Dr. Bugg pursuant to the Bugg Agreement are intended to qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, except to the extent the portion of such options which become exercisable in any year have an aggregate exercise price in excess of $100,000. All options shall expire no later than ten years from the date of grant.

J. Claude Bennett, M.D. entered into an employment agreement with the Company on December 18, 1996 (the "Bennett Agreement"). Under the terms of the Agreement, Dr. Bennett will serve as a member of the Board of Directors and Chief Operating Officer of the Company. Dr. Bennett will receive annual compensation of $220,000. Dr. Bennett was also granted an option to purchase 100,000 shares of Common Stock of the Company and the Company will use its best efforts to provide that Dr. Bennett is elected a Director of BioCryst. The Board may, in its discretion, grant other cash or stock bonuses to Dr. Bennett as an award or incentive. Dr. Bennett is also entitled to all employee benefits generally made available to executive officers. Dr. Bennett may, if he desires, also hold positions at The University of Alabama at Birmingham, provided that he does not devote more than ten percent of his time to such activities. The term of the Bennett Agreement is for three years unless terminated (i) by the Company for cause or (ii) upon the permanent disability of Dr. Bennett.

OPTION GRANTS IN 1996

The following table shows, with respect to the Company's Named Executive Officers, certain information with respect to option grants in 1996. All of the grants were made under the Company's 1991 Stock Option Plan. No stock appreciation rights were granted during such year.

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF
                             NUMBER OF                                              STOCK PRICE
                            SECURITIES    % OF                                     APPRECIATION FOR
                            UNDERLYING    TOTAL     EXERCISE                        OPTION TERM(1)
                              OPTIONS    OPTIONS   PRICE PER    EXPIRATION     ------------------------
           NAME               GRANTED    GRANTED     SHARE        DATE            5%             10%
     -------------------    ----------   -------     -----       ----------    --------       ---------
Charles E. Bugg, Ph.D.          50,000    16.5%   $  14.38      12/10/2006      $452,018      $1,145,502
J. Claude Bennett, M.D.        100,000    33.1       16.38      12/30/2006     1,029,815       2,609,753
                                 3,000     1.0        9.50      03/12/2006        17,923          45,422
John A. Montgomery, Ph.D.       12,000     4.0       14.38      12/10/2006       108,484         274,921
Ronald E. Gray                   5,400     1.8       14.38      12/10/2006        48,818         123,714
John L. Higgins                  8,400     2.8       14.38      12/10/2006        75,939         192,444
                                20,000     6.6       12.63      05/16/2006       158,796         402,420

____________
(1) Amounts represent hypothetical gains that could be achieved for the respective options at the end of the ten-year option term. The assumed 5% and 10% rates of stock appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate of the future market price of the Common Stock.

AGGREGATE OPTION EXERCISES IN 1996 AND YEAR-END OPTION VALUES

The following table shows, with respect to the Company's Named Executive Officers, the number and value of unexercised options held by the Named Executive Officers as of December 31, 1996. No stock appreciation rights were exercised during the 1996 fiscal year and no such rights were outstanding at the end of that year.

                                 NUMBER OF SECURITIES UNDERLYING       VALUES OF UNEXERCISED
                                      UNEXERCISED OPTIONS(1)           IN-THE-MONEY OPTIONS(2)
                                   ----------------------------    ------------------------------
                    NAME           EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
      ------------------           -----------    -------------    -----------      -------------
Charles E. Bugg, Ph.D.               312,500        175,000        $3,389,063       $1,250,000
J. Claude Bennett, M.D.                5,166        105,834            55,535           51,091
John A. Montgomery, Ph.D.             75,750         35,750           935,563          254,250
Ronald E. Gray                        48,250         24,150           550,250          189,175
John L. Higgins                       31,123         70,777           301,232          467,443

____________
(1) The Named Executive Officers did not exercise any stock options during 1996.

(2) Amounts reflect the net values of outstanding stock options computed as the difference between $16.375 per share (the fair market value at December 31, 1996) and the exercise price therefor.

                         BOARD COMPENSATION COMMITTEE REPORT
                              ON EXECUTIVE COMPENSATION

GENERAL

The Company's compensation program for executive officers is primarily comprised of base salary, annual bonus (CEO only) and long-term incentives in the form of stock option grants. Executives also participate in various other benefit plans, including medical, dental, 401(k), life insurance, disability insurance and vacation plans, generally available to all employees of the Company.

Prior to March 1994, the Company's stock was not publicly traded and the Company did not have a Compensation Committee. Compensation of executive officers of the Company was based upon individual assessments of the amount of compensation required to attract individuals to fill positions with the Company and motivate such individuals to focus on achieving the objectives of the Company, but such determinations were made on an individual basis and were not necessarily reflective of a systematic or comprehensive survey of comparable salary levels within either the Company's industry or the Birmingham, Alabama area. The Compensation Committee did, however, compare salaries to those in the Biotechnology Compensation Survey Report 1996 prepared by Radford Associates. For 1996, the Board established a policy with respect to the salaries of the executive officers of the Company generally that such persons would receive raises of 3.5% on their respective salaries on January 1, 1996, except for those officers that were just promoted. Such increases were not related in any specific way to individual or corporate performance.

The Company strongly believes in tying executive and employee rewards directly to the long-term success of the Company and increases in stockholder value through grants of stock options. The Company also believes that the grant of stock options should be reflective of the Company's success in meeting objectives established for the Company by the Board and each individual officer's ability to effect, and contribution toward meeting, such objectives. The stock options awarded to the Company's executive officers in December 1996 were based on a subjective evaluation by the Compensation Committee of the Company's achievement of objectives for 1996, including, without limitation, concluding a private placement of common stock and making progress with respect to its clinical and basic research projects, each individual officer's contribution to the Company's achievements of its objectives and the Compensation Committee's subjective determination of the appropriate level of stock options for persons holding the officer's position with the Company. No specific relative weight was assigned to any of the factors considered and, the Compensation Committee did not generally consider the amount of options previously awarded to the executive officers in determining the level of awards.

CHIEF EXECUTIVE OFFICER

The Compensation of Dr. Bugg, the Company's Chief Executive Officer, is based upon a three-year employment agreement with Dr. Bugg dated November 19, 1993. See "Executive Compensation-Employment Agreements." The employment agreement provides for an annual salary of $200,000. In addition, the agreement provides for an annual bonus of $50,000, based upon the Company's ability to pay such bonus. A new three-year employment agreement was signed on December 17, 1996 under basically the same terms as the previous Agreement, except that Dr. Bugg's annual salary was raised to $245,000 commencing January 1, 1997 and the grant of the initial option to purchase 200,000 shares is not applicable to the new agreement. These amounts for the three-year period were established by negotiation at the time Dr. Bugg was employed by the Company, and were not related to, or based upon, any measures of corporate or individual performance, other than the Compensation Committee's determination of the Company's financial ability to pay the bonus amount. After subjectively reviewing the ability of the Company to pay such bonus for 1996, the Compensation Committee determined that Dr. Bugg should receive the $50,000 bonus in 1996 as required by his agreement. As part of the 1996 salary review of officers, the Compensation Committee also decided to increase Dr. Bugg's annual salary 3.5%. In addition, the agreement provides that Dr. Bugg is to receive, on the last day of each year during the term of the agreement, additional options to purchase between 25,000 and 100,000 shares of common stock of the Company under the 1991 Plan, determined by the Compensation Committee based on his performance and the results of operations of the Company for such year. In assessing the performance of the Company and Dr. Bugg in determining the number of options to be granted under his contract for 1996, the Compensation Committee relied solely on a subjective evaluation of the Company's progress with respect to its research projects and completion of a private placement of common stock and Dr. Bugg's contribution toward these results. No specific criteria were utilized in evaluating such performance, however, and no relative weight was assigned to any specific factors considered. The Compensation Committee did not consider the amount of options held by Dr. Bugg in determining the amount of options to be awarded to him for 1996 under his contract. Such review in 1996 resulted in the Compensation Committee granting Dr. Bugg an option to purchase 50,000 shares of common stock at $14.38 per share and to award an additional 50,000 shares of common stock in May 1997 when the 1991 Stock Option Plan is amended.

SECTION 162(M)

The Compensation Committee has reviewed all compensation programs for compliance with Section 162(m) of the Code. Currently, options granted by this Committee are exempt from the $1 million limit on deductibility of executive compensation under the rules.



                        Members of the Compensation Committee

         William W. Featheringill                William M. Spencer, III
         Edwin A. Gee, Ph.D.                     Lindsay A. Rosenwald, M.D.

                               This is a Performance Graph
                   comparing BioCryst to Nasdaq Pharmaceutical Stocks
                            and The Nasdaq Stock Market (US)






                                  Beginning      Investment     Investment        Ending
                                  Investment         at             at          Investment
                                    3/04/94       12/31/94       12/31/95        12/31/96
                                  ----------     ----------     ----------     -----------
BioCryst Pharmaceuticals, Inc.    $  100.00       $  71.20      $  142.30      $  251.90
Nasdaq Pharmaceutical Stocks         100.00          81.50         149.10         149.30
The Nasdaq Stock Market              100.00          96.10         135.90         167.20

The Performance Graph for BioCryst measures the change in a $100 investment in the Company's initial public offering, based on a price of $6.50 on March 4, 1994 and its month-end closing price thereafter. BioCryst's relative performance is then compared with the CRSP Total Return Indexes for Nasdaq Pharmaceutical Stocks and The Nasdaq Stock Market (US).

                        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                  OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of March 15, 1997 by (i) each director, (ii) each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock:

                                         NUMBER OF         PERCENTAGE
                                       COMMON SHARES           OF
                                       BENEFICIALLY        OUTSTANDING
             NAME AND ADDRESS            OWNED (1)           SHARES
-----------------------------          -------------      -------------
William W. Featheringill               1,491,978 (2)            10.8%
402 Office Park Drive
Birmingham, Alabama 35223

Lindsay A. Rosenwald, M.D.               583,261 (3)             4.2
375 Park Avenue, 15th Floor
New York, New York 10152

William M. Spencer, III                  439,213 (4)             3.2
Charles E. Bugg, Ph.D.                   396,739 (5)             2.8
Joseph H. Sherrill, Jr.                  372,978 (6)             2.7
John A. Montgomery, Ph.D.                136,460 (7)             1.0
Ronald E. Gray                            58,106 (8)              *
Randolph C. Steer, M.D., Ph.D.            50,000 (9)              *
John L. Higgins                           42,418 (10)             *
Zola P. Horovitz, Ph.D.                   16,666 (9)              *
Edwin A. Gee, Ph.D.                       15,000 (9)              *
J. Claude Bennett, M.D.                    9,024 (11)             *
All executive officers and
  directors as a group (13 persons)    3,611,843 (12)           24.8

___________
(*)    Less than one percent.

(1) Gives effect to the shares of Common Stock issuable within 60 days after March 15, 1997 upon the exercise of all options, warrants and other rights beneficially held by the indicated stockholder on that date.

(2) Includes 65,000 shares of Common Stock held by his brother of which Mr. Featheringill is a beneficial owner, 180,000 shares held by the Featheringill Family Trust of which he is a beneficial owner and 11,978 shares issuable upon exercise of stock options.

(3) Includes 120,239 shares of Common Stock issuable upon exercise of certain common stock warrants, 16,666 shares issuable upon exercise of stock options and 3,125 shares which Dr. Rosenwald holds jointly with his spouse. Also includes 77,539 shares of Common Stock held by Dr. Rosenwald's spouse individually and as custodian for their minor children, as to which Dr. Rosenwald disclaims beneficial ownership. Dr. Rosenwald has granted options to seven individuals to purchase an aggregate of 21,100 shares of Common Stock held by him at purchase prices ranging from $0.60 to $7.20 per share.

(4) Includes 49,400 shares of Common Stock issuable upon exercise of certain common stock warrants, 16,666 shares issuable upon exercise of stock options and 10,000 shares held by Mr. Spencer's spouse. Mr. Spencer disclaims beneficial ownership of the 10,000 shares held by his spouse.

(5)   Includes 331,247 shares issuable upon exercise of stock options.

(6) Includes 11,978 shares issuable upon exercise of stock options and 10,000 shares held by Mr. Sherrill's spouse. Mr. Sherrill disclaims beneficial ownership of the 10,000 shares held by his spouse.

(7) Includes 81,979 shares issuable upon exercise of stock options and 26,400 shares held by Dr. Montgomery's spouse. Dr. Montgomery disclaims beneficial ownership of the 26,400 shares held by his spouse.

(8) Includes 1,500 shares held by the retirement accounts of Mr. Gray and his spouse and 52,396 shares issuable upon exercise of stock options.

(9)    Includes  shares issuable upon exercise of stock options.

(10)  Includes 37,800 shares issuable upon exercise of stock options.

(11)    Includes 6,708 shares issuable upon exercise of stock options.

(12)    See Notes (1) through (11).


                            COMPLIANCE WITH SECTION 16(A) OF
                           THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act") requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership with the Securities and Exchange Commission. Reporting Persons are required by the Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain Reporting Persons that no Form 5s were required for those persons, the Company believes that during 1996 its Reporting Persons were in compliance with all applicable filing requirements.

                                  CERTAIN TRANSACTIONS

    In March 1996, the Company sold an aggregate of 1,000,000 shares of Common Stock at a purchase price of $8.00 per share to a group of investors including William W. Featheringill (235,000 shares), William M. Spencer (80,000 shares), and Joseph H. Sherrill, Jr. (25,000 shares), Directors of the Company, and John P.K. Featheringill (77,500 shares), the brother of William W. Featheringill. William W. Featheringill is the beneficial owner of 65,000 of the shares purchased by John P.K. Featheringill.

Dr. Bugg, an executive officer and Director of the Company, is a Professor Emeritus of UAB and is paid an annual stipend of $8,040 by UAB. Dr. Bennett, an executive officer and Director of the Company, is a consultant to and Distinguished University Professor Emeritus of UAB and is paid an annual stipend of $12,500 by UAB Education Foundation. The Company paid approximately $610,000 to UAB in 1996 for conducting certain clinical trials, research and data input.

Dr. Montgomery, an executive officer and Director of the Company, is a former executive officer of SRI. The Company paid approximately $353,000 to SRI in 1995 for certain research, laboratory rental and supplies. Dr. Montgomery is currently a Distinguished Scientist at SRI and was paid approximately $17,143 by SRI in 1996 for various consulting services unrelated to the services performed by SRI for the Company.

                                  INDEPENDENT AUDITORS

     The principal independent public accounting firm used by the Company during the fiscal year ended December 31, 1996 was Ernst & Young LLP. It is currently anticipated that Ernst & Young LLP will be retained as the principal accounting firm to be used by the Company throughout the fiscal year ending December 31, 1997. The Company anticipates that a representative of Ernst & Young LLP will attend the Meeting for the purpose of responding to appropriate questions. At the Meeting, this representative will be afforded an opportunity to make a statement if he or she so desires.

                                  STOCKHOLDER PROPOSALS

     Proposals of Stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company by December 2, 1997 to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                      OTHER MATTERS

Management does not intend to present to the Meeting any matters other than those hereinbefore mentioned and does not presently know of any matters that will be presented by other parties. If other matters should properly come before the Meeting it is intended that the holders of the proxies will act in respect thereto and in accordance with their best judgment.

                                   GENERAL INFORMATION

     Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, in form as filed with the Securities and Exchange Commission, were mailed with this Proxy Statement. If you did not receive a copy, you may obtain one from Ronald E. Gray, the Chief Financial Officer of the Company, without charge, by persons who were stockholders beneficially or of record as of March 15, 1997.

                             BY ORDER OF THE BOARD OF DIRECTORS
                             John A. Montgomery, Ph.D., Secretary


Birmingham, Alabama
March 31, 1997

                                                                       EXHIBIT A

                             BIOCRYST PHARMACEUTICALS, INC.
                                 1991 STOCK OPTION PLAN
                      AMENDED AND RESTATED EFFECTIVE MARCH 3, 1997

                                       ARTICLE ONE

                                   GENERAL PROVISIONS

I.   PURPOSES OF THE PLAN

          A. This 1991 Stock Option Plan (the "Plan") is intended to promote the interests of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the "Company"), by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Company (or any parent or subsidiary corporations), (ii) non-employee members of the board of directors of the Company (or any parent or subsidiary corporations) and (iii) consultants and other independent contractors who provide valuable services to the Company (or any parent or subsidiary corporations) may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or any parent or subsidiary corporations).

          B. The Plan was originally adopted by the Company's Board of Directors (the "Board") on November 22, 1991 as the successor to the Company's 1990 Stock Option Plan (the "1990 Plan"), and each option issued and outstanding under the 1990 Plan at the time of such adoption of this Plan has been incorporated into this Plan and treated as an outstanding option under this Plan. However, each such incorporated option shall continue to be governed solely by the terms and conditions of the agreement evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of the Company's common stock thereunder.

          C. The Plan was amended and restated in February 1993 to effect the following changes: (i) divide the Plan into two separate incentive programs: the Discretionary Option Grant Program and the Automatic Option Grant Program, (ii) increase the number of shares of the Company's common stock available for issuance under the Plan by 500,000 shares and (iii) expand the level of benefits available under the Plan. The Board amended the Plan on December 23, 1993 to increase the number of shares issuable under the Plan and subsequently amended and restated the Plan in its entirety on February 8, 1994. The Board amended and restated the Plan in its entirety on March 3, 1997 (the "Effective Date"), subject to approval by the Company's stockholders at the 1997 Annual Stockholders Meeting. The Plan as so amended and restated is set forth in this document.

          D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

          Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.   STRUCTURE OF THE PLAN

          A. STOCK PROGRAMS. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock") in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, certain non-employee members of the Board will automatically receive a special one-time option grant as well as periodic option grants to purchase shares of Common Stock in accordance with the provisions of Article Three.

          B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

III.   ADMINISTRATION OF THE PLAN

          A. A committee of two (2) or more non-employee Board members appointed by the Board (the "Primary Committee") shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. For purposes of this Section, a Section 16 Insider shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934 (the "1934 Act").

          B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or another committee of two (2) or more nonemployee Board members appointed by the Board (the "Secondary Committee"), or the Board may retain the power to administer that program with respect to all such persons.


          C. Members of the Primary Committee and any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

          D. Each Plan Administrator (whether the Primary Committee, the Board or the Secondary Committee) shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties with an interest in any outstanding option under the Plan.

          E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Committee shall exercise no discretionary functions under that program.

IV.   ELIGIBILITY FOR OPTION GRANTS

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two of the Plan shall be limited to the following:

             (i) officers and other key employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations);

            (ii) those consultants or independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations); and

           (iii) non-employee members of the Board (or the board of directors of its parent or subsidiary corporations).

          B. Only non-employee Board members shall be eligible to receive automatic option grants pursuant to the provisions of Article Three.

          C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

V.   STOCK SUBJECT TO THE PLAN

          A. Shares of the Company's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve includes (i) the increase of 500,000 shares of Common Stock authorized by the Board on February 8, 1994, (ii) the increase of 500,000 shares of Common Stock authorized by the Board on March 16, 1995 and (iii) the increase of 1,000,000 shares of Common Stock authorized by the Board on March 4, 1997, subject to stockholder approval at the 1997 Annual Stockholders Meeting. -

          B. In no event shall the number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options exceed 1,000,000 shares over the remaining term of the Plan. For purposes of such limitation, however, no stock options granted prior to the date the Common Stock was first registered under Section 12 of the 1934 Act (the "Section 12(g) Registration Date") shall be taken into account.

          C. Should an outstanding option under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grant under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

          D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options under the Plan from and after the
Section 12(g) Registration Date, (iii) the number and/or class of securities and price per share in effect under each outstanding option under the Plan, and (iv) the number and/or class of securities for which automatic option grants are subsequently to be made per non-employee Board member under the Automatic Option Grant Program. The purpose of such adjustments to the outstanding options shall be to preclude the enlargement or dilution of rights and benefits under such plan.


                                       ARTICLE TWO

                           DISCRETIONARY OPTION GRANT PROGRAM

I.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or nonstatutory options. Individuals who are not Employees may only be granted non-statutory options under this Article Two. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.


               A. OPTION PRICE.

               1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the date of the option grant.

               2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, be payable as follows:

          - full payment in cash or check drawn to the Company's order;

          - full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);

          - full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or cash equivalent; or

          - full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               For purposes of this subparagraph 2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

               3. The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

          - If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

- If the Common Stock is at the time neither listed nor admitted to trading on any securities exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

              B. TERM AND EXERCISE OF OPTIONS.

               Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee except for a transfer of the option by will or by the laws of descent and distribution following the optionee's death. However, the Plan Administrator shall have the discretion to provide that a non-statutory option may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               C. TERMINATION OF SERVICE.

               1. Except to the extent otherwise provided pursuant to Section VII of this Article Two, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

          - Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

          - In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

          - Should the optionee die while in Service or during the three
(3)-month period following his or her cessation of Service, then the period for which each of his or her outstanding options is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

          - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

          - Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the optionee is not otherwise vested.

          - Should (i) the optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be exercisable.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph 1 above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

               3. For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

          - The optionee shall be deemed to remain in the SERVICE of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the agreement evidencing the applicable option grant specifically states otherwise.

          - The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

               D. STOCKHOLDER RIGHTS.

               An optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

               E. REPURCHASE RIGHTS.

               The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Company in accordance with the following provisions:

          (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all those unvested shares at the option price paid per share.

The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          (b) All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under
Section III of this Article Two, except to the extent: (i) any such repurchase right is expressly be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

II.   INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall NOT be subject to such terms and conditions.

          A. OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

          B. DOLLAR LIMITATION. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

          C. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

III.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL

          A. In the event of any of the following stockholder approved transactions (a "Corporate Transaction''):

             (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

            (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

           (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50~) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. Immediately after the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

             C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for (i) the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time and/or (ii) the subsequent termination of one or more of the Company's outstanding repurchase rights which are assigned in connection with the Corporate Transaction and do not otherwise terminate at that time, in the event the optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

          E. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          F. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of one or more of the Company's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the optionee's Service within a specified period following the Change in Control.

          F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

                (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50~) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

IV.   CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the 1990 Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the fair market value of the Common Stock on the new grant date (or one hundred percent (100%) of such fair market value in the case of an Incentive Option).

V.    STOCK APPRECIATION RIGHTS

              A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

          B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          C. If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

          D. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over effected at any time after the Company's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right, to the extent such option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for those vested shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Company, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

          E. For purposes of Section V.D, the following definitions shall be in effect:

               A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

               The Take-Over Price per share shall be deemed to be equal to the GREATER of (a) the fair market value per share on the option surrender date, as determined pursuant to the valuation provisions of Section I.A.3 of this Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

          F. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent option grant under the Plan.

VI.   LOANS OR GUARANTEE OF LOANS

          The Plan Administrator may assist any optionee (including any officer) in the exercise of one or more outstanding options under this Article Two by (a) authorizing the extension of a loan to such optionee from the Company, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the SUM of (i) the aggregate option price (less par value) of the purchased shares plus (ii) any Federal, State and local income and employment tax liability incurred by the optionee in connection with the exercise of the option.


VII.   EXTENSION OF EXERCISE PERIOD

          The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under Section I.C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; PROVIDED, however, that in no event shall such option be exercisable after the specified expiration date of the option term.


                                      ARTICLE THREE

                             AUTOMATIC OPTION GRANT PROGRAM


I.   ELIGIBILITY

          ELIGIBLE OPTIONEES. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be
(i) those individuals who first become nonemployee Board members, whether through appointment by the Board or election by the Company's stockholders, after the Effective Date, provided they have not otherwise been in the prior employ of the Company (or any parent or subsidiary corporation) and (ii) those individuals serving as non-employee Board members on the Effective Date, including individuals who first became non-employee Board members prior to the Effective Date or who have otherwise not been in the employ of the Company.

II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. GRANT DATES. Option grants shall be made under this Article Three on the dates specified below

               1. INITIAL GRANT. Each individual who first becomes a non-employee Board member on or after the Effective Date, whether through election by the Company's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 40,000 shares of Common Stock upon the terms and conditions of this Article Three

               2. SPECIAL GRANTS.

                    - Each non-employee Board member whose fourth anniversary of the last option grant under the Automatic Option Grant Program (as in effect prior to the Effective Date) will occur in 1999 shall automatically be granted, on the date of the 1997 Annual Stockholders Meeting, a non-statutory stock option to purchase 7,500 shares of Common Stock upon the terms and conditions of this Article Three.

                    - Each non-employee Board member whose fourth anniversary of the last option grant under the Automatic Option Grant Program (as in effect prior to the Effective Date) will occur in 1998 shall automatically be granted, on the date of the 1997 Annual Stockholders Meeting, a non-statutory stock option to purchase 3,750 shares of Common Stock upon the terms and conditions of this Article Three.

                    - Each non-employee Board member whose fourth anniversary of the last option grant under the Automatic Option Grant Program (as in effect prior to the Effective Date) will occur in 1997 shall automatically be granted, on the date of the 1997 Annual Stockholders Meeting, a non-statutory stock option to purchase 40,000 shares of Common Stock upon the terms and conditions of this Article Three.

               3. PERIODIC GRANTS. Each individual who is to continue to serve as a non-employee Board member shall automatically be granted additional non-statutory stock options under this Article Three, each for 40,000 shares of Common Stock, at successive four (4)-year intervals over such period of continued service. The first such additional grant shall be made at the Annual Stockholders Meeting held in the calendar year in which occurs the fourth anniversary of the grant date of the first 40,000-share option grant under
Section II.A.1 or Section II.A.2 of this Article Three or the fourth anniversary of the grant date of the last 25,000-share option grant prior to the Effective Date, and additional option grants for 40,000 shares shall be made to such individual at every fourth Annual Stockholders Meeting thereafter provided such individual is to continue to serve as a non-employee Board member after such meeting.


          B. EXERCISE PRICE. The exercise price per share of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

          C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

             (i) full payment in cash or check made payable to the Company's order; or

            (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

           (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company's order; or

            (iv) full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date after the Underwriting Execution Date shall be determined in accordance with the provisions of Section I.A.(3) of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

          D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

          E. EXERCISABILITY.

               1. Each 7,500 share automatic grant made on the date of the 1997 Annual Stockholders Meeting shall become exercisable for 1/24th of the option shares upon the optionee's completion of each month of Board service over the twenty-four (24)-month period measured from the automatic grant date. The option shall not become exercisable for any additional option shares following the optionee's cessation of Board service for any reason.

               2. Each 3,750 share automatic grant made on the date of the 1997 Annual Stockholders Meeting shall become exercisable for 1/12th of the option shares upon the optionee's completion of each month of Board service over the twelve (12)month period measured from the automatic grant date. The option shall not become exercisable for any additional option shares following the optionee's cessation of Board service for any reason.

               3. Each 40,000-share automatic grant (and each 25,000-share automatic grant not fully-vested on the Effective Date) shall become exercisable for (i) twenty-five percent (25%) of the option shares upon the optionee's completion of one year of Board service measured from the automatic grant date and for (ii) an additional 1/48th of the option shares upon the optionee's completion of each additional month of Board service over the thirty-six
(36)-month period immediately thereafter. The option shall not become exercisable for any additional option shares following the optionee's cessation of Board service for any reason.

           F. NON-TRANSFERABILITY. During the lifetime of the optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option effected by will or by the laws of descent and distribution following the optionee's death or an assignment in connection with the optionee's estate plan, to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

            G. CESSATION OF BOARD SERVICE.

               1. Should the optionee cease to serve as a Board member for any reason (other than death) while holding one or more automatic option grants under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

               2. Should the optionee die while serving as a member of the Board or within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the optionee's death. However, each such automatic option grant shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Board service, with respect to any option shares for which it was not otherwise exercisable at that time.

               3. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise under subparagraph 1 or 2 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was exercisable at the time of the optionee's cessation of Board service.

          H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

III.   CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any of the following stockholder approved transactions to which the Company is a party (a "Corporate Transaction',):

            (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

           (ii) the sale, transfer or disposition of all or substantially all of the assets of' the Company in liquidation or dissolution of the Company, or

          (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50~) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately after the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

          B. In connection with any Change in Control of the Company, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act, as amended) of securities possessing more than fifty percent (50~) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          C. Upon the occurrence of a Hostile Take-Over, the optionee shall have a thirty (30)-day period in which to surrender to the Company each option held by him or her under this Article Three. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Company, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

          D. For purposes of this Section III, the following definitions shall be in effect:

          A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act, as amended) of securities possessing more than fifty percent (50~) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

              The TAKE-OVER PRICE per share shall be deemed to be equal to the GREATER of (a) the fair market value per share of Common Stock on the option surrender date, as determined pursuant to the valuation provisions of Section I.A.3 of Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

          E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

          F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                      ARTICLE FOUR

                                      MISCELLANEOUS

I.   AMENDMENT OF THE PLAN

          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

II.   TAX WITHHOLDING

          A. The Company's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.


          B. The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate provide any or all holders of outstanding option grants under the Plan (other than the automatic option grants under Article Three) with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, a portion of such shares with an aggregate fair market value equal to the designated percentage (any multiple of 5% specified by the optionee) of the Federal, State and local income and employment taxes (the "Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. Any withheld or delivered shares shall be valued at their fair market value on the applicable determination date for such Taxes.

III.   EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan, as restated and amended in this document, became effective on the Effective Date set forth in Section I.C of Article One. Each option issued and outstanding under the Plan immediately prior to such Effective Date shall continue to be governed solely by the terms and conditions of the agreement evidencing such grant, and nothing in this restatement of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. The Plan Administrator shall, however, have full power and authority, under such circumstances as the Plan Administrator may deem appropriate, to extend one or more features of this restatement to any options outstanding on the Effective Date.

          B. The sale and remittance procedure authorized for the exercise of outstanding options under the Plan shall be available for all options granted under this Plan on or after November 22, 1991 (the date of initial adoption of the Plan) and for all nonstatutory options outstanding under the 1990 Stock Option Plan and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after November 22, 1991, whether such Incentive Options were granted under this Plan or the 1990 Stock Option Plan.

          C. Unless sooner terminated in accordance with Section III of Article Two, the Plan shall terminate upon the EARLIER of (i) the expiration of the ten
(10) year period measured from the date of the Board's initial adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted hereunder. If the date of termination is determined under clause (i) above, then any options outstanding on such date shall continue to have force and effect in accordance with the provisions of the agreements evidencing those options.

          D. Options may be granted under the Plan to purchase shares of Common Stock in excess of the number of shares at the time available for issuance, PROVIDED each granted option is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

IV.   USE OF PROCEEDS

          Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

V.    REGULATORY APPROVALS

          The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

VI.   NO EMPLOYMENT/SERVICE RIGHTS

Neither the action of the Company in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VII.  MISCELLANEOUS PROVISIONS

          A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.

          B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Alabama without resort to that State's conflict-of-laws provisions, as such laws are applied to contracts entered into and performed in such State.

                    BIOCRYST PHARMACEUTICALS, INC.
         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS-MAY 14, 1997
          (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS)

The undersigned stockholder of BioCryst Pharmaceuticals, Inc. hereby appoints Charles E. Bugg and John A. Montgomery, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of BioCryst Pharmaceuticals, Inc., to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama, on May 14, 1997, at 3:00 P.M., Central Daylight Time, or any adjournment thereof.

             (TO BE SIGNED ON REVERSE SIDE)


         Please mark your
A  / X / votes as in this
         example.



               FOR all nominees at     WITHHOLD
                right (except as      AUTHORITY
                  marked to         to vote for all
                 the contrary)     nominees at right
1. ELECTION                                                NOMINEES: J. Claude Bennett M.D.
   OF               /    /             /     /                       Zola P. Horovitz, Ph.D.
   DIRECTORS                                                         William M. Spencer, III
   (for terms as described in the Proxy Statement).                  Randolph C. Steer, M.D. Ph.D.
INSTRUCTION: To withhold authority for any individual
nominee write that nominee's name in the space provided below

-------------------------------------------------------------

                                            FOR    AGAINST    ABSTAIN
2. AMENDMENT OF 1991 STOCK                 /  /     /  /      /  /
   OPTION PLAN
   Proposal to amend the 1991 Stock
   Option Plan as described in the
   Company's Proxy Statement dated
   March 31, 1997

3. In their discretion, upon such other matters as may properly come before this meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY MANGEMENT AS DIRECTORS AND FOR THE PROPOSAL TO AMEND THE 1991 STOCK OPTION PLAN.


SIGNATURE___________________DATE________SIGNATURE___________________DATE________
NOTE:Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title, and if more than one, all should sign. If a stockholder is a corporation, please sign full corporate name by an authorized officer.